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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                 THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 27, 2002

                        CORPORATE OFFICE PROPERTIES TRUST
                 (Exact Name of Registrant Specified in Charter)

   Maryland                        001-14023                     23-2947217
(State or Other                   (Commission                  (IRS Employer
Jurisdiction of                   File Number)               Identification No.)
 Incorporation)

             8815 Centre Park Drive
                    Suite 400
               Columbia, Maryland                                  20145
    (Address of Principal Executive Offices)                     (Zip Code)

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (410) 992-7324
                                (not applicable)
         (Former Name and Former Address, if Changed Since Last Report)



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ITEM 5. OTHER EVENTS.

     On February 27, 2002, Corporate Office Properties Trust (the "Company") entered into an Underwriting Agreement (the "Underwriting Agreement") with Corporate Office Properties, L.P. (the "Operating Partnership"), Constellation Real Estate, Inc. ("Constellation"), Credit Suisse First Boston Corporation, A.G. Edwards & Sons, Inc., Legg Mason Wood Walker, Incorporated, and McDonald Investments Inc. (collectively, the "Underwriters") in connection with an underwritten public offering of (i) 823,828 of the Company's common shares of beneficial interest, par value $0.01 per share (the "Common Shares") to be sold by the Company; (ii) 1,261,000 additional Common Shares to be sold by the Company at the initial closing contemplated by the Underwriting Agreement pursuant to the exercise in full, as of March 4, 2002, of the Underwriters' over-allotment option; and (iii) 8,876,172 Common Shares to be sold by Constellation (collectively with the Common Shares to be sold by the Company, the "Shares") at a price of $12.04 per Common Share. The sale of the Shares will result in gross aggregate proceeds before underwriter's discount of approximately $25,101,329 to the Company and approximately $106,869,110 to Constellation. The Shares to be sold by the Company have been registered under the Securities Act of 1933, as amended (the "Securities Act") pursuant to a Registration Statement on Form S-3 (File No. 333-71807), filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act, and the Shares to be sold by Constellation have been registered under the Securities Act on a Registration Statement on Form S-3 (Registration No. 333-59766), filed with the Commission pursuant to the Securities Act.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  EXHIBITS.

          1.1 Form of Underwriting Agreement, dated February 27, 2002, by and among the Company, the Operating Partnership, Constellation and the Underwriters.

          4.1  Form of Stock Certificate relating to the Shares.



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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                CORPORATE OFFICE PROPERTIES TRUST

                                By:     /s/ JOHN H. GURLEY
                                        ----------------------------
                                Name:   John H. Gurley
                                Title:  Senior Vice-President & General Counsel
March 4, 2002





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                                INDEX TO EXHIBITS


EXHIBIT NO.    EXHIBIT
-----------    -------
    1.1        Form of Underwriting Agreement, dated February 27, 2002, by and among the Company, the Operating Partnership, Constellation and the Underwriters

    4.1 Form of certificate for the Registrant's Common Shares of Beneficial Interest, $0.01 par value per share (filed with the Registrant's Registration Statement on Form S-4 Commission File No. 333-45649) and incorporated herein by reference.